Exhibit 10.3
AMENDED AND RESTATED TERM NOTE
Atlanta, Georgia
$7,229,519.18
April 12, 2010
     FOR VALUE RECEIVED, each of the undersigned (each individually a “Borrower” and collectively, the “Borrowers”), HEREBY PROMISES TO PAY to the order of CHATHAM INVESTMENT FUND III, LLC, and CHATHAM INVESTMENT FUND III QP, LLC (collectively, the “Lender”) at the offices of CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company, as agent for Lenders (“Agent”), at its address set forth in Section 9.3 of the Credit Agreement, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of SEVEN MILLION TWO HUNDRED TWENTY-NINE THOUSAND FIVE HUNDRED NINETEEN AND 18/100 US DOLLARS ($7,229,519.18). All capitalized terms used but not otherwise defined herein have the meanings given to them in the “Credit Agreement” (as hereinafter defined) or in Annex A thereto.
     This Term Note amends, restates and supersedes in its entirety that certain $7,000,000 Term Note dated as of September 23, 2008, issued by Borrowers to Lender and is one of the Term Notes issued pursuant to that certain Credit Agreement dated as of September 23, 2008 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lenders and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The principal balance of the Term Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Term Note.
     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference. Each Borrower shall be jointly and severally liable for payments of the indebtedness evidenced hereby.
     If any payment on this Term Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
     Upon and after the occurrence of any Event of Default, this Term Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.
     Time is of the essence of this Term Note.
     Except as provided in the Credit Agreement, this Term Note may not be assigned by Lender to any Person.
     THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
Borrowers:
BROOKSIDE TECHNOLOGY PARTNERS, INC.

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Borrowers: BROOKSIDE TECHNOLOGY PARTNERS, INC.
By:
	Name:	Michael Nole
	Title:	CEO

U.S. VOICE & DATA, LLC
By:
	Name:	Michael Nole
	Title:	Managing Member

STANDARD TEL ACQUISITIONS, LLC
By:
	Name:	Michael Nole
	Title:	Managing Member

TRANS-WEST NETWORK SOLUTIONS, INC. d/b/a STANDARD TEL
By:
	Name:	Michael Nole
	Title:	CEO

STANDARD TEL NETWORKS, LLC
By:
	Name:	Michael Nole
	Title:	Managing Member

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